UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2015

_______________________
UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Univest Corporation of Pennsylvania (the Corporation) Annual Meeting of Shareholders held on April 21, 2015, the shareholders approved an amendment to the Corporation's Articles of Incorporation to add a new Article 14 authorizing the issuance of shares by the Corporation in uncertificated form. The amended Articles of Incorporation are attached hereto as Exhibit 3.1.
The foregoing description of the amendment to the Articles of Incorporation of the Corporation is qualified in its entirety by reference to the full text of the Articles of Incorporation of the Corporation, as amended, a copy of which is attached at Exhibit 3.1

Item 5.07	Submission of Matters to a vote of Security Holders
At the Corporation's Annual Meeting of Shareholders held on April 21, 2015, the shareholders approved the matters described in the Corporation's definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2015, and set forth below. As of the record date for the Annual Meeting, holders of a total of 19,969,006 shares of the Corporation's Common Stock were entitled to vote on the matters considered at the Annual Meeting.
The following is a summary of the voting results for each matter submitted to a vote of shareholders at the Annual Meeting:

		For	Withheld	Broker Non-Votes
1.	Election of five Class I Directors each for a three-year term expiring in 2018:
	William S. Aichele	11,538,748	1,573,405	2,200,069
	Jay R. Goldstein	12,591,699	520,454	2,200,069
	H. Paul Lewis	10,224,884	2,887,269	2,200,069
	Thomas Scannapieco	11,668,099	1,444,054	2,200,069
	Mark A. Schlosser	10,581,721	2,530,432	2,200,069

		For	Against	Abstain	Broker Non-Votes
2.	Ratification of KPMG LLP as the Corporation's independent registered public accounting firm for 2015:
		15,226,203	53,844	32,175	—
3.	Advisory vote to approve the compensation of the Corporation's named executive officers as presented in the proxy statement:
		12,088,164	784,843	239,146	2,200,069
4.	Amendment to the articles of incorporation to add a provision authorizing the issuance of uncertificated shares:
		12,668,040	198,495	245,618	2,200,069

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

3.1	Articles of Incorporation of Univest Corporation of Pennsylvania, as amended, effective April 22, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Michael S. Keim
Name:	Michael S. Keim
Title:	Senior Executive Vice President, Chief Financial Officer
April 22, 2015

EXHIBIT INDEX

Exhibit No.	Description of Document

3.1	Articles of Incorporation of Univest Corporation of Pennsylvania, as amended, effective April 22, 2015.